F&M Bank Corp.

Investor Presentation

February 2016

Financial Data (unaudited)– December 2015

Caution Regarding Forward Looking Statements

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

A Community Focused Institution

F&M Bank Corp.

"Community Banking at its Finest"

Chartered in 1908, Farmers & Merchants Bank has served its local community for more than 100 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams
- Deep roots in the local community – Board comprised of prominent business members within the local economy
- Recent accolades and industry recognition:
  - Ranked 148th of top 200 banks in US for 3 year average ROE – American Banker Magazine, April 2015
  - Ranked 14th of top 50 US loan producers by IB Magazine – July 2015
  - Recognized as a top 50 US bank for social media efforts by the ICBA – July 2014 and 2013
  - Bank Investment Consultant magazine named Infinex Financial Group the fastest growing broker/dealer in the financial institution channel for 2014.

Company Overview

F&M Bank Corp.

- 11 branches and 2 loan production offices in the **Shenandoah Valley of Virginia** operating under the Company's banking subsidiary – Farmers & Merchants Bank
- Balance Sheet (12/31/15):
  - Assets $665.1 million
  - Loans $544.1 million
  - Deposits $494.7 million
  - Total equity $83.0 million
  - Tangible common equity $73.0 million
- Capital Ratios – Consolidated (12/31/15):
  - TCE/TA – 11.01%
  - Leverage ratio – 12.18%
  - Total RBC ratio – 15.38%
- Asset Quality (12/31/15):
  - NPAs/Assets – 1.34%
  - NPL/Assets - .98%
- Profitability (12/31/15):
  - Net income of $8.42 million
  - Net income available to common $7.91 million
  - Net interest margin – 4.43%
  - ROAA – 1.31%
  - ROATCE – 11.25%



Frostburg
Cumberland
Hagerstown
Westminster
Oldtown
Martinsburg
Oakland
Keyser
Frederick
Brunswick
Lochearn
Ellicott City
Gainesboro
Winchester
Germantown
Columbia
Leesburg
Old Fields
Rockville
Petersburg
Strasburg
Bethesda
Silver Spring
Seneca Rocks Nat'l Recreation Area
Front Royal
Arlington
Chillum
Washingto
Fairfax
Alexandria
Manassas
Franklin
Warrenton
Dale City
St Charles
Culpeper
Aquia
La Plata
Bridgewater
Fredericksburg
George Washington National Forest
Chancellor
Ruckersville
Staunton
Waynesboro
Charlottesville
Stuarts Draft
Lexington
Lovingston
Buena Vista
FMBM Branch Locations
VBS Mortgage[1] Locations
Loan Production Offices

Franchise Footprint – Shenandoah Valley

F&M Bank Corp.

- **FMBM is headquartered within the Shenandoah Valley Region of Virginia:**
  - FMBM's operating market falls within the central part of the Shenandoah Valley
  - 4-county franchise: Rockingham, Shenandoah, Page and Augusta and 3 independent cities
  - Strategically located along the I-81 corridor
  - FMBM is the largest community bank headquartered in the central Shenandoah Valley. As of 6/30/15 FMBM's total deposits ranked 3rd in its operating market.



Operating Market	Market Rank	Number of Branches	Market Deposits ($000)	Market Share (%)
Counties:				
Rockingham	1	5	$ 366,727	44.65%
Shenandoah	3	2	83,080	10.75%
Page	5	1	12,476	3.53%
Augusta	7	1	-	-
Independent Cities:				
Harrisonburg	11	1	20,913	1.59%
Staunton	9	1	567	0.09%
Waynesboro	-	-	-	-
Total	**3**	**11**	**$ 483,763**	

Operating Market	Population 2015 (Actual)	Proj. Pop. Increase '15 -'20 (%)	Median Income 2015 ($)	Proj. Inc. Change '15 - '20 (%)
Counties:				
Rockingham	78,606	3.74	$53,272	7.98
Shenandoah	43,114	3.49	51,494	9.72
Page	23,906	0.97	45,773	9.86
Augusta	74,505	2.31	49,366	5.16
Independent Cities:				
Harrisonburg (City)	52,880	7.07	37,982	6.63
Staunton (City)	24,828	4.82	44,480	5.78
Waynesboro (City)	21,239	2.27	45,750	8.11
Total	**319,078**	**3.70**	**47,839**	**7.31**
State of Virgnia	**8,374,034**	**4.41**	**66,642**	**8.22**
United States	**319,459,991**	**3.47**	**53,706**	**6.68**

Market Overview – Shenandoah Valley

F&M Bank Corp.

- **Predominately rural area with a diverse economy based on manufacturing, agriculture and education**
  - Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
  - Top employers include James Madison University, Sentara RMH Medical Center, Wal-Mart Distribution, R.R. Donnelly, Merck & Co., Augusta Health, Cargill and McKee Foods
  - Total of 10 colleges along the I-81 corridor within the region
  - Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields

Branch List

			6/30/2015	6/30/2014	
205 S Main St	Timberville	Rockingham	$143,383	$149,291	(4%)
100 Plaza Dr	Bridgewater	Rockingham	64,729	57,609	12%
126 N Timberway	Broadway	Rockingham	60,232	59,112	2%
120 S Main St	Edinburg	Shenandoah	50,369	49,232	2%
127 W Rockingham St	Elkton	Rockingham	50,970	49,743	2%
80 Cross Keys Rd	Harrisonburg	(city)	47,414	43,089	10%
161 S Main St	Woodstock	Shenandoah	32,711	32,612	0%
1085 Port Republic Rd	Harrisonburg	(city)	20,913	19,278	8%
700 E Main St	Luray	Page	12,476	13,127	(5%)
North Augusta/Fishersville		Augusta	567	0	100%
		Total:	$483,763	$473,092	2%



Unemployment Rates
7.9%
7.4%
6.9%
6.4%
5.9%
5.4%
4.9%
4.4%
3.9%
7.8%
6.7%
6.1%
5.0%
5.4%
5.3%
5.0%
5.3%
4.2%
4.7%
4.9%
3.9%
2012
2013
2014
2015
USA
Virginia
Harrisonburg MSA

Recent Company Timeline

F&M Bank Corp.

Creating Shareholder Value Through Disciplined Growth



$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
TBV/Share CAGR – 6.34% (plus dividend yield > 3%)
$17.37
$19.50
$20.69
$20.54
$22.21
$1.91
$1.96
$1.88
$1.82
$2.40
$0.60
$0.64
$0.68
$0.68
$0.73
2011
2012
2013
2014
2015
Earnings Per Share
Dividends Per Share
Tangible Book Value Per Share

Financial Profile – Consolidated

F&M Bank Corp.

	For the Twelve Months Ended			
In $000s except for per share data	12/31/12	12/31/13	12/31/14	12/31/15
Balance Sheet				
Total Assets	$596,904	$552,788	$605,308	$665,150
Total Gross Loans Held for Investment	$465,819	$478,453	$518,202	$544,053
Total Gross Loans Held for Sale	$77,207	$3,804	$13,382	$57,806
Total Deposits	$453,796	$464,149	$491,505	$494,670
Loans/Deposits	102.6%	103.1%	105.4%	110.0%
Capital				
Total Equity	$49,384	$54,141	$77,798	$82,950
Tangible Common Equity	$48,755	$51,978	$67,603	$72,963
Total Equity/Assets	8.27%	9.79%	12.85%	12.47%
Tangible Equity/Tangible Assets	7.86%	9.36%	11.22%	11.01%
Tier 1 RBC Ratio	10.69%	12.13%	16.09%	14.13%
Leverage Ratio	8.29%	9.37%	12.88%	12.18%
Asset Quality				
NPAs/Assets	2.24%	2.28%	1.73%	1.34%
NCOs/Avg Loans Held for Investment	0.52%	0.66%	0.34%	0.05%
Reserves/Loans Held for Investment	1.75%	1.71%	1.68%	1.61%
Reserves/NPAs	50.1%	53.8%	83.2%	101.5%
NPL/Assets	2.24%	2.28%	1.15%	0.98%

Core Earnings Analysis

F&M Bank Corp.

($ Dollars in Thousands)	2012	2013	2014	2015
Net interest income	$ 20,930	$ 21,193	$ 23,124	$ 26,477
Loan loss provision	4,200	3,775	2,250	300
Non-interest income	3,773	4,032	3,530	3,896
Securities gains/(losses)	-	-		
Non-interest expense	13,361	14,720	15,656	17,985
Other non-recurring income (expense)	-	-		
Net income before taxes	7,142	6,730	8,748	12,088
Income tax expense / (benefit)	2,095	1,907	2,901	3,506
Net Income attributable to noncontrolling interest	146	107	(46)	(165)
Net income	**$ 4,901**	**$ 4,716**	**$ 5,801**	**$ 8,417**
Core pre-tax, pre-provision earnings	***11,342***	***10,505***	***10,998***	***12,388***
% of average assets	***1.98%***	***1.87%***	***1.90%***	***1.92%***
Return on average assets	0.86	0.84	1.00	1.31
Return on average TCE	10.42	9.36	9.48	11.25
Net interest margin	3.95	4.02	4.30	4.43
Non-interest income / average assets	0.66	0.72	0.61	0.61
Noninterest expense / average assets	2.33	2.61	2.70	2.79
Efficiency ratio	54.0	58.2	58.5	59.0
Yield on average earning assets	5.09	4.92	4.97	4.91
Cost of funds	1.20	1.15	0.91	0.68
Yield / cost spread	3.89	3.77	4.06	4.23
Earnings Per Share	**$1.96**	**$1.88**	**$1.82**	**$2.40**

Margin Analysis


NET INTEREST MARGIN
4.5
4.4
4.3
4.2
4.1
4
3.9
3.8
3.7
3.95
4.02
4.30
4.43
DEC 2012
DEC 2013
DEC 2014
DEC 2015

- Dealer Finance division has been accretive to the NIM
- Redemption of subordinated debt notes in December 2014 reduced long term cost of funds
- Cost of deposits continues to decrease

Loan Portfolio Detail

Loan Portfolio Mix: $544.1 million at 12/31/15 (Loans Held for Investment)


13%
2%
12%
31%
1%
11%
13%
5%
12%
C&D
Agriculture
HELOC
1-4 Family
Multifamily
Owner-Occupied CRE
Non-Owner Occ. CRE
C&I
Consumer & other

- **1-4 family comprises the largest concentration at 31%**
- **Total real estate exposure is 83%; but only 13% construction and development**
- **Owner-occupied CRE and C&I loans represent 16% of total loans**
- **The top 20 borrowers are approximately 18% of entire loan portfolio**

($000s)	2012	2013	2014	2015
C&D	71,252	68,512	67,180	69,759
Agriculture	14,100	13,197	12,507	13,378
HELOC	49,762	57,586	61,576	65,734
1-4 Family	155,050	154,628	162,249	166,587
Multifamily	9,357	11,797	11,775	7,558
Owner-Occupied CRE	59,089	58,704	59,689	58,870
Non-Owner Occ. CRE	64,730	54,712	62,617	69,162
C&I	20,408	25,903	28,161	27,955
Consumer & other	22,071	33,414	52,448	65,050
Loans Held for Investment	**$465,819**	**$478,453**	**$518,202**	**$544,053**

Dealer Finance Division


PORTFOLIO BALANCE
(000's)
60,000
50,000
40,000
30,000
20,000
10,000
-
3,725
20,572
40,633
54,086
2012
2013
2014
2015


GROSS/NET INCOME
3,940,000
3,440,000
2,940,000
2,440,000
1,940,000
1,440,000
940,000
440,000
(60,000)
43,537
(53,959)
972,438
95,199
2,364,306
698,945
3,501,941
1,066,414
2012
2013
2014
2015
Gross Income
Net Income

Average National Delinquency

(Trans Union)

≥ 60 Days Delinquent

	National Average	F&M Bank Dealer Division
4th Quarter 2014	1.16	.86
1st Quarter 2015	.99	.47
2nd Quarter 2015	.95	.60
3rd Quarter 2015	1.16	1.25
4th Quarter 2015	TBA	.76

Nonperforming & Adversely Classified Assets

F&M Bank Corp.

Historical Nonperforming Assets


($ Millions)
$13.4
$12.3
$7.0
$6.0
$2.9
$2.6
$3.6
$2.4
$0.0
$0.3
$0.0
$0.6
2012
2013
2014
2015
Nonaccrual loans
90 Days +
OREO & Repos

- Total NPAs were $9 million for 2015 for an NPA/Assets ratio of **1.34%**
- NPAs consist of $6.0 million in nonaccrual loans, $.6 million in 90 days and greater and $2.4 million of OREO
- $4.1 million of NPAs consist of 3 lending relationships, all of which are partially performing.

Historical Adversely Classified Assets


($Millions)
$54.4
$41.1
$35.9
$21.6
2012
2013
2014
2015

- Classified assets have decreased by $32.8 million (60%) since 2012
- Majority of classified assets consist of C&D loans
- As of 12/31/15 a large portion of FMBM classified loans are categorized as performing – $12.6 million

Funding Overview - Deposit Composition

F&M Bank Corp.



27%
16%
24%
22%
11%
Non Int. Bearing
NOW & Other Trans.
MMDA & Sav
Retail CDs
Jumbo CDs

December 31, 2015

- The Deposit mix is desirable, with a deposit cost of 45 basis points for 2015
- Non Interest Bearing deposits represent 27% of total deposits and are the fastest growing category. This is a stable source of funding with an average life in excess of 6 years.
- Cost of deposits declined 22 basis points from December 31, 2014 to December 31, 2015.

($000s)	2012	2013	2014	2015
Non Int. Bearing	$84,749	$92,397	$112,198	$134,787
NOW & Other Trans.	$95,368	$92,562	$93,693	$81,492
MMDA & Sav	$72,161	$83,186	$90,149	$117,351
Retail CDs	$132,933	$126,330	$115,651	$107,415
Jumbo CDs	$68,585	$69,674	$79,813	$53,625
Total Deposits	**$453,796**	**$464,149**	**$491,504**	**$494,670**

SUMMARY

F&M Bank Corp.

- **Strong growth and franchise expansion opportunities exist**
  - Augusta County – expansion to the south
    - With recent merger activity – a large community bank void exists in this market and FMBM is experiencing increased activity as a result
    - Two full service branches opened in 2015, one in the City of Staunton and one in the Town of Craigsville
    - Regulatory approval received for a branch in Fishersville expected to open late 2016
  - Indirect auto growth opportunities – business continues to expand
  - Potential branch acquisitions with regional bank consolidation

- **Further development of a profitable franchise**
  - FMBM is already a highly profitable institution – growth in the franchise increases tangible book value and earnings per share
  - Benefits of scale and increased returns as FMBM continues to grow toward $1.0 billion

- **Favorable deposit market**
  - Shenandoah Valley is a liquid deposit market and FMBM continues to replace time deposits with lower costing core deposits
  - Significant opportunities exist to gain market share from larger and super-regional institutions

- **Why FMBM**
  - Well-positioned franchise as the dominant community bank in its markets
  - Profitable institution – growing tangible book value per share with favorable dividend yield.
  - Sustainable revenue and earnings stream

Executive Management Team

F&M Bank Corp.

Thomas "Tom" L. Cline, Chairman of the Board

Mr. Cline has been involved in the trucking industry for nearly 40 years in various areas and is currently serving as Chairman of the Board of Truck & Equipment Corp. and Mac Lease, Inc. (franchise, truck dealership and leasing company). Mr. Cline was involved in a freight hauling company and also a franchise refrigeration unit and trailer company which was transportation related. Mr. Cline worked as an Accountant in a public accounting firm for over six years and has also been involved in farming his entire life. Mr. Cline received an Associates Degree in accounting from National Business College.

Dean Withers, President/CEO

Mr. Withers has been CEO since May 2004 and has been with F&M Bank since 1993. Prior to coming to F&M Bank he had approximately 15 years of combined experience with Farm Credit and a state-wide financial institution. Mr. Withers graduated from James Madison University and the Graduate School of Banking at LSU. In addition to serving as a Board member of both F&M Bank Corp. and F&M Bank, he is a director of VBS Mortgage, past Chairman of the Virginia Association of Community Banks. He has also served on the Virginia Bankers Association Benefits Corporation and Rockingham Memorial Hospital Foundation Boards.

Carrie Comer, SVP/Chief Financial Officer

Ms. Comer has served as SVP/CFO of the Company and Bank since June 2013. Prior to that she served as Controller since 2005 and Accounting Manager beginning in 2001. Ms. Comer is a CPA and spent 5 years in public accounting with SB Hoover & Company (now Brown Edwards). Ms. Comer is a graduate of James Madison University and the Virginia Bankers Association School of Bank Management. Ms. Comer is a former board member of Big Brothers/Big Sisters, served as an officer in the Blue Ridge Chapter of the Virginia Society of CPAs. She has also served as a school based mentor through BB/BS, is active in teaching financial literacy classes in the local school system and serves as a Girl Scout volunteer.

Executive Management Team

F&M Bank Corp.

Neil Hayslett, EVP/Chief Administrative Officer

Mr. Hayslett joined F&M Bank Corp. in 1996 as its Chief Financial Officer and served nearly 17 years in this capacity. In 2013, Mr. Hayslett was appointed Chief Administrative Officer, in this capacity he has executive level oversight of bank operations, information technology, credit administration, risk management and facilities. He also serves as investor relations officer. Prior to joining F&M, Mr. Hayslett spent 4 years in public accounting and 7 years with a state-wide financial institution. Mr. Hayslett has an undergraduate degree from Bridgewater College and a graduate degree from James Madison University. An active member of the local community, Mr. Hayslett has served on several community boards including Harrisonburg First Church of the Nazarene, Massanutten Property Owners Association, Big Brothers/Big Sisters and the Blue Ridge Chapter of the Virginia Society of CPAs.

Larry A. Caplinger, EVP/Chief Lending Officer

Mr. Caplinger is Executive Vice President, Chief Lending Officer and Secretary of F&M Bank Corp. Mr. Caplinger also serves as Executive Vice President, Secretary and Chief Lending Officer at Farmers & Merchants Bank since May 2011. Prior to that time, Mr. Caplinger served as Executive Vice President and Senior Loan Officer of the Company and the Bank from November 2007 to May 2011 and as Senior Vice President of the Bank from May 1990 until November 2007 and Senior Vice President of the Company from April 2002 until November 2007. Mr. Caplinger has held a number of positions with the bank over his 40-year career with the Company. Mr. Caplinger graduated from Blue Ridge Community College with an associates degree in accounting. Mr. Caplinger is also a graduate of Virginia Bankers Association School of Bank Management and the ABA Agricultural Lending School. He has completed various classes from American Institute of Banking. Mr. Caplinger serves as Secretary of the F&M Bank Corp. Board and as a Director of VBS Mortgage. Mr. Caplinger is a Life Member of the Timberville Volunteer Fire Department.

Board of Directors

F&M Bank Corp.

Thomas L. Cline	• Chairman of the Board • Retired President of Truck & Equipment Corp. and Mac Lease, Inc.
Ellen R. Fitzwater	• Vice Chairman of the Board • Financial Manager F&R Leasing/Accounting Consultant
Larry A. Caplinger	• Chief Lending Officer – 40+ year history with the Bank
John N. Crist	• Attorney – real estate • Chairman of VBS Mortgage
Daniel J. Harshman	• Mayor of the Town of Edinburg
Richard S. Myers	• President of Dick Myers Chrysler-Dodge-Jeep dealership
Michael W. Pugh	• President of Old Dominion Realty, Inc. & licensed appraiser
Christopher S. Runion	• President of Eddie Edwards Signs and managing Principal of Heifer Investments
Ronald E. Wampler	• Operated and managed a local farm for 30+ years
Dean W. Withers	• FMBM CEO since 2004 – 35+ year banking career
E. Ray Burkholder	• Senior Vice President of Balzer & Associates

F & M Bank Corp.